Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	December 31, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jamie Lisac	February 15, 2008
Signature of Authorized Individual*	Date

Jamie Lisac	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

For the District of Delaware

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	December 31, 2007

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report contains financial information that has been prepared by the Debtors’ management and has not been audited or reviewed by independent registered public accountants. Some of the financial information in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) and may be subject to future reconciliation and adjustments. While management of the Debtors has made every effort to ensure that the Monthly Operating Report is accurate and complete based on information that was available at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information may result in material changes in the data contained in the Monthly Operating Report that would warrant amendment of same. The Debtors reserve the right to amend the Monthly Operating Report as necessary or appropriate and expect to do so as new or additional information becomes available.

The Debtors reserve the right to dispute, or to assert offsets or defenses to, any claim reflected on the Monthly Operating Report as to amount, liability or classification.

The Debtors utilize a consolidated cash management system whereby New Century Mortgage Corporation makes certain disbursements on behalf of other Debtors. The accompanying Schedule of Cash Receipts and Disbursements reflects the specific Debtor and Debtor’s account from which these disbursements occur. However, for the purposes of identifying disbursements used in calculating U.S. Trustee quarterly fees, these disbursements have been allocated to the beneficiary Debtor based upon the Operating Expenses contained in the Statement of Operations. These allocations are based upon the books and records maintained on a basis consistent with historical accounting practices, and are not intended to reflect a comprehensive allocation of overhead and operating expenses across Debtors and non-Debtor affiliates.

New Century Mortgage Corporation (“NCMC”) maintained and serviced loan portfolios owned by various institutions. At any given time, in the ordinary course of business, NCMC received and maintained documents and received and disbursed funds related to the loans that it serviced. In conjunction with its loan servicing, NCMC controlled and continues to maintain custodial bank accounts. Funds held in certain custodial bank accounts are not included in the Monthly Operating Report. NCMC reserves the right to dispute or challenge the ownership interest of assets held in the custodial bank accounts.

As provided by GAAP, the Debtors’ books, records and prior filings have characterized the loan repurchase agreements as secured financing arrangements, including the estimated total liability as a secured claim and the underlying mortgage loans and residual interests as assets of the Debtors. This treatment is also reflected in this Monthly Operating Report. The loan repurchase agreements, however, generally provide that the Debtors sold mortgage loans (or residual interests) to the counterparties subject to a right and obligation to repurchase these mortgage loans or residual interests at a subsequent date or upon the occurrence of certain events. The Debtors reserve all rights with respect to the loan repurchase agreements, including the proper characterization, the underlying assets and outstanding amounts.

As explained in a Current Report on Form 8-K filed by New Century Financial Corporation (a Debtor in this case and the ultimate parent of all of the Debtors) (“NCFC”) with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed consolidated interim financial statements of NCFC and its subsidiaries (including the Debtors) for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by NCFC with the SEC on May 24, 2007, the previously filed consolidated annual financial statements of NCFC and its subsidiaries (including the Debtors) for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the Monthly Operating Report is further qualified by these disclosures.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	December 31, 2007

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH					0
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS		See Attached			0		See Attached
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
TRANSFERS FROM AFFILIATES/OTHERS					0
TOTAL RECEIPTS	0	0	0	0	0	0	0	0
DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE, & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/ RENTAL/ LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0
NET CASH FLOW	0	0	0	0	0	0	0	0
(RECEIPTS LESS DISBURSEMENTS)					0
CASH - END OF MONTH	0	0	0	0		0	0	0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

The debtors have a centralized cash disbursement operation, and therefore the cash disbursements, other than payroll, are reported under the debtor that actually makes the cash disbursement. Amounts paid on behalf of other debtors are charged via the intercompany payable/receivable accounts.

Unrestricted Cash and Equivalents

New Century Mortgage Corporation

MOR1 Schedule

Case #07-10419

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104017	Commerce Checking Account	2110104017	NCMC1011	(390.00)	0.00	390.00	0.00	0.00	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104084	Insurance Claims	2110104084	NCMC1012	(239,878.76)	0.00	239,878.76	0.00	0.00	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002776	Corporate QA Reverification Account	7930002776	NCMC1013	(225.00)	0.00	225.00	0.00	0.00	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104009	Recording Fees Account	2110104009	NCMC1014	28,849.90	0.00	0.00	0.00	(23,994.65)	4,855.25	4,855.25
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103983	Payroll Account	2110103983	NCMC1038	13,038.65	35,889.13	0.00	(483,868.97)	(5,389.86)	(440,331.05)	439,492.20
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110105706	C.N.A. L/C Collateral Account	2110105706	NCMC1042	142,984.46	112.43	0.00	0.00	0.00	143,096.89	143,096.89
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004302	UB Investment Account	7930004302	NCMC1048	3,025,835.61	149,492.06	0.00	(3,141,109.31)	0.00	34,218.36	34,218.36
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001273	ACE American L/C Collateral Account	7930001273, 7930002385	NCMC1049	1,265,886.84	1,095.12	0.00	0.00	0.00	1,266,981.96	1,266,981.96
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001001	NCIS Insurance Premium	7930001001	NCMC1053	9,988.25	0.00	0.00	0.00	0.00	9,988.25	9,988.25
Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	Wilimington Investment Account	082693-000	NCMC1054	42,495,499.97	0.00	0.00	141,109.31	0.00	42,636,609.28	42,636,609.28
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004221	Asset Sales Escrow Account	7930004221	NCMC1057	1,595,361.20	835,392.16	0.00	0.00	0.00	2,430,753.36	1,828,825.36
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000897	Manual Payroll Account	7930000897	NCMC1066	104,935.40	2,732.17	0.00	(175,000.00)	232,443.39	165,110.96	254,312.53
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104025	Operating Account	2110104025	NCMC1068	10,202,633.35	4,869,300.80	(80,594.74)	9,058,391.47	(18,896,859.73)	5,152,871.15	5,325,252.79
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003802	Corporation Travelers L/C account	7930003802	NCMC1071	578,878.84	523.56	0.00	0.00	0.00	579,402.40	579,402.40
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110108179	CBRE Facilities Account CB Richard Ellis - Agent	2110108179, 9081001845	NCMC1073	(1,016,310.31)	0.00	1,621,621.63	0.00	0.00	605,311.32	605,311.32
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106052	Credit Report Fee Refund Account	2110106052	NCMC1074	(232,129.82)	0.00	232,129.82	0.00	0.00	0.00	0.00
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	NCMC1097	2,426,889.08	0.00	(1,964,004.78)	0.00	0.00	462,884.30	462,884.30
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #042804	Barclay Funding Haircut	4000042804, 4000042805	NCMC1096	473,108.57	0.00	0.01	0.00	0.00	473,108.58	473,108.58
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #34003	Disbursement Account CDC **	4000034003, 4000034004	NCMC1003	5,499.98	0.00	0.02	0.00	0.00	5,500.00	5,500.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT#33986	Disbursement Account UBS **	4000033986	NCMC1004	(650,187.63)	0.00	650,187.63	0.00	0.00	0.00	0.00

Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050 Nashville, TN 37230 Account#4000033984	Disbursement Account B of A **	4000033984	NCMC1005	2,700,770.80	0.00	(2,700,770.80)	0.00	0.00	0.00	0.00
Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050 Nashville, TN 37230 Account#4000037419	Disbursement Account M/S **	4000037419	NCMC1008	1,048,920.64	0.00	(1,048,920.64)	0.00	0.00	0.00	0.00
Deutsche Bank Trust Company Americas C/O DB Services Tennessee, Inc Corporate Trust Operations P.O. Box 3050050 Nashville, TN 37230 Account#4000035071	B of A UBS Blocked Acct **	4000035071	NCMC1085	(3,385,996.25)	0.00	3,385,996.25	0.00	0.00	0.00	0.00
UNION BANK OF CALIFORNIA MORTGAGE COMPANIES DEPOSITS 793 PO BOX 513100 LOS ANGELES, CA 90071 ACCT# 2110104114	B of A CDC Blocked Acct **	2110104114	NCMC1086	619,383.55	0.00	(607,330.75)	0.00	0.00	12,052.80	12,052.80
UNION BANK OF CALIFORNIA MORTGAGE COMPANIES DEPOSITS 793 PO BOX 513100 LOS ANGELES, CA 90071 ACCT# 2110106273	Barclays Blocked Account **	2110106273	NCMC1098	(1,117,241.83)	0.00	1,128,580.37	0.00	0.00	11,338.54	11,338.54

	Total NCMC			60,096,105.49	5,894,537.43	857,387.78	5,399,522.50	(18,693,800.85)	53,553,752.35	54,093,230.81

** Activity in this account relates to transfers to investor custodial accounts and therefore not included in total receipts or disbursements.

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419									18,693,800.85
	LESS: DISBURSEMENTS MADE ON BEHALF OF OTHER DEBTORS									(13,337,521.29)
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS									0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)									0.00
	PLUS: RESTRICTED CASH DISBURSEMENTS									1,800,000.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES									7,156,279.56

NC Capital Corporation MOR1 Schedule Case #07-10420
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000692	Manual Payroll Account	7930000692	NCCC1066	18,411.46	0.00	0.00	0.00	0.00	18,411.46	21,878.16
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103894	Payroll Account	2110103894	NCCC1076	46,411.74	0.00	0.00	0.00	2,692.74	49,104.48	78,323.11

	Total NC Capital			64,823.20	0.00	0.00	0.00	2,692.74	67,515.94	100,201.27

	TOTAL DISBURSEMENTS NC Capital Corporation Case #07-10420							(2,692.74)
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR							109,815.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							107,122.26

Home123 Corporation

MOR1 Schedule

Case #07-10421

Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000051933	Disbursement Account B of A - HOME	4000051933, 4000052039	HOME1005	200,190.13	0.00	0.00	0.00	0.00	200,190.13	200,190.13
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002156	HOME DB Operating Account	7930002156, 7930001893	HOME1007	1,229,133.43	0.00	(1,229,133.43)	0.00	0.00	0.00	0.00
COUNTRYWIDE 20 N. ACOMA BLVD., LAKE HAVASU CITY, AZ 86403 COUNTRYWIDE EPP RESERVE ACCOUNT #7823	Countrywide EPP Reserve	7823	HOME1056	1,046,843.05	0.00	0.00	0.00	0.00	1,046,843.05	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000102	Manual Payroll Account	7930000102	HOME1066	(5,658.11)	31,624.32	0.00	0.00	(16,532.48)	9,433.73	66,203.78
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103967	Payroll Account	2110103967	HOME1077	6,102.84	27,229.26	0.00	(295,435.48)	(6,135.37)	(268,238.75)	5,602.84
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000052107 & #4000052108 & #4000052109	Disbursement/ Settlement Account	4000052107, 4000052108, 4000052109	HOME1089	994,263.13	0.00	(940,675.45)	0.00	(0.03)	53,587.65	53,587.65
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	HOME1097	(1,189,653.74)	0.41	1,189,653.33	0.00	0.00	0.00	0.00

	Total HOME 123			2,281,220.73	58,853.99	(980,155.55)	(295,435.48)	(22,667.88)	1,041,815.81	325,584.40

	TOTAL DISBURSEMENTS HOME 123 Corporation Case #07-10421							22,667.88
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR							923,671.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							946,338.88

New Century TRS Holdings, Inc. MOR1 Schedule Case #07-10416
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
MERRILL LYNCH 2001 SPRING ROAD OAK BROOK, IL 60523 ACCOUNT #637-07247 & #637-07246	Employee Stock Purchase Plan	637-07246, 637- 07247	NCFC1045	300.00	0.00	(300.00)	0.00	0.00	0.00	0.00
	Total NCFC			300.00	0.00	(300.00)	0.00	0.00	0.00	0.00

	TOTAL DISBURSEMENTS New Century TRS Holdings, Inc. Case #07-10416							0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							0.00

New Century Financial Corporation MOR1 Schedule Case #07-10417
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004299	Investment Account	7930004299	NCREIT1043	21,502,627.69	67,747.99	0.00	0.00	0.00	21,570,375.68	21,570,375.68
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106125	Operating Account	2110106125	NCREIT1087	(10,586.41)	0.00	10,586.41	0.00	0.00	(0.00)	0.00
	Total NCREIT			21,492,041.28	67,747.99	10,586.41	0.00	0.00	21,570,375.68	21,570,375.68

	TOTAL DISBURSEMENTS New Century Financial Corporation Case #07-10417							0.00
	* PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR							12,304,035.29
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							12,304,035.29

* Disbursements reflect actual professional fees paid of $13,519,490 per MOR1b plus actual operating expenses on MOR 2 CM.

New Century Warehouse Corporation MOR1 Schedule Case #07-11043
Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
Washington Mutual Operating Account - Access Lending	Custodial	1883379901, 3921914615	NCW1000	12,385.61	0.00	(12,385.61)	0.00	0.00	0.00	0.00
Guarantee Bank Operating Account - Access Lending	Custodial	3804622789	NCW1002	220.84	0.00	(220.84)	0.00	0.00	(0.00)	0.00
La Salle GS Collection Account Access Lending	Custodial	723431.1	NCW1099	956.19	0.00	(956.19)	0.00	0.00	0.00	N/A
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002377	Operating	7930002377	NCW1019	2,044,506.26	0.00	1,251,432.57	0.00	0.00	3,295,938.83	3,295,938.83
	Total New Century Warehouse Corporation			2,058,068.90	0.00	1,237,869.93	0.00	0.00	3,295,938.83	3,295,938.83

	TOTAL DISBURSEMENTS New Century Warehouse Corporation Case #07-11043							0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							0.00

	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							0.00

	TOTAL UNRESTRICTED CASH: DEBTORS			85,992,559.60	6,021,139.41	1,125,388.57	5,104,087.02	(18,713,775.99)	79,529,398.61	79,385,330.99

	GRAND TOTAL DISBURSEMENTS Consolidated New Century Financial Corporation							18,713,775.99
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)							0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							20,513,775.99

	TOTAL UNRESTRICTED CASH: NON-DEBTORS			4,999,685.85	1,202.57	0.00	(104,087.02)	(4,811,021.01)	85,780.39

	TOTAL UNRESTRICTED CASH: ALL COMPANIES			90,992,245.45	6,022,341.98	1,125,388.57	5,000,000.00	(23,524,797.00)	79,615,179.00

Restricted Cash and Cash Equivalents New Century Mortgage Corporation MOR1 Schedule Case #07-10419
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 11/30/07	Cash Receipts	Non-Cash Accounting Adjustments	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 12/31/07	Bank Bal @ 12/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004280	Reserve Account Debtor in Possession Case #07-10417	7930004280	NCMC1063	18,305,368.50	56,331.97	0.00	(5,000,000.00)	(1,800,000.00)	11,561,700.47	11,561,700.47
	Total NCMC: Restricted Cash			18,305,368.50	56,331.97	0.00	(5,000,000.00)	(1,800,000.00)	11,561,700.47	11,561,700.47

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419							1,800,000.00
	Amount added to unrestricted disbursement totals above.

	TOTAL ALL CASH: ALL COMPANIES			109,297,613.95	6,078,673.95	1,125,388.57	0.00	(25,324,797.00)	91,176,879.47

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	December 31, 2007

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

		April		May		June		July		August
Payee	Payor	Fees	Expenses	Fees*	Expenses*	Fees*	Expenses*	Fees*	Expenses*	Fees*	Expenses*
Alix Partners LLP	NC Financial							15,000		1,380,822	135,105
BDO Seidman, LLP	NC Financial
Blank Rome LLP	NC Financial
Compensation Design Group, Inc.	NC Financial					64,000
FTI Consulting, Inc.	NC Financial							285,232	29,070
Hahn & Hessen LLP	NC Financial
Haynes & Boone. LLP	NC Financial
Heller Ehrman LLP	NC Financial
Hennigan, Bennett & Dorman LLP	NC Financial
Howrey LLP	NC Financial
Intralinks, Inc.	NC Financial				21,389		611		92,000		4,000
Kirkpatrick & Lockhart Preston Gates Ellis LLP	NC Financial
Lazard Freres & Co. LLC	NC Financial
Manatt, Phelps & Phillips, LLP	NC Financial
Michael Missal	NC Financial
O'Melveny & Myers LLP	NC Financial							40,000		1,723,742	92,350
Pacer Service Center	NC Financial										3,743
Richards, Layton and Finger, P.A.	NC Financial					275,896	32,492		25,000	258,973	44,434
Roetzel & Andress, P.A.	NC Financial
Saul Ewing LLP	NC Financial
Sheppard, Mullin, Richter & Hampton LLP	NC Financial
Skadden Arps Slate Meagher & Flom LLP	NC Financial
U.S. Trustee **	NC Financial
Xroads Solutions Group, LLC	NC Financial			388,253	407,274	592,361	424,968	568,285	191,141	271,562	279,686

Total		0	0	388,253	428,663	932,257	458,070	908,518	337,211	3,635,099	559,318

		September		October		November		December		Year-To-Date
Payee	Payor	Fees*	Expenses*	Fees*	Expenses*	Fees	Expenses	Fees	Expenses	Fees*	Expenses*
Alix Partners LLP	NC Financial			3,229,615	292,193			3,088,740	303,756	7,714,177	731,055
BDO Seidman, LLP	NC Financial			524,010	11,104	367,009	10,882	833,455	21,848	1,724,473	43,834
Blank Rome LLP	NC Financial	184,821	14,265	449,501	25,869			344,190	12,749	978,512	52,882
Compensation Design Group, Inc.	NC Financial									64,000	0
FTI Consulting, Inc.	NC Financial	345,178	11,329			171,995	9,356	809,102	2,914	1,611,507	52,669
Hahn & Hessen LLP	NC Financial	509,340	16,741			688,598	35,573	1,336,301	52,330	2,534,240	104,643
Haynes & Boone. LLP	NC Financial					66,253	556			66,253	556
Heller Ehrman LLP	NC Financial			739,532	23,663					739,532	23,663
Hennigan, Bennett & Dorman LLP	NC Financial			266,204	11,078					266,204	11,078
Howrey LLP	NC Financial	98,186	1,548							98,186	1,548
Intralinks, Inc.	NC Financial						5,066			0	123,066
Kirkpatrick & Lockhart Preston Gates Ellis LLP	NC Financial	198,673	355	2,692,907	123,762	1,277,254	59,187	1,826,747	56,657	5,995,581	239,960
Lazard Freres & Co. LLC	NC Financial	160,000	3,877			3,860,000	68,274	318,000	0	4,338,000	72,151
Manatt, Phelps & Phillips, LLP	NC Financial	99,251	1,727	117,204	3,256	61,460	139	7,919	562	285,834	5,684
Michael Missal	NC Financial			137,704	831					137,704	831
O'Melveny & Myers LLP	NC Financial					1,758,343	90,272	3,602,253	107,100	7,124,338	289,722
Pacer Service Center	NC Financial									0	3,743
Richards, Layton and Finger, P.A.	NC Financial	273,068	20,331	133,501	9,366			258,314	21,549	1,199,752	153,172
Roetzel & Andress, P.A.	NC Financial	111,512	208			42,660	445	11,834	52	166,006	704
Saul Ewing LLP	NC Financial			15,948	5,545	7,386	3,777	8,281	2,729	31,614	12,051
Sheppard, Mullin, Richter & Hampton LLP	NC Financial	22,328		4,276	46					26,604	46
Skadden Arps Slate Meagher & Flom LLP	NC Financial					194,325	5,340	81,536	1,816	275,861	7,156
U.S. Trustee **	NC Financial	750				53,500				54,250	0
Xroads Solutions Group, LLC	NC Financial	416,969	341,870	283,081	129,507	321,010	92,929	287,479	121,278	3,129,001	1,988,653
										0	0
Total		2,420,077	412,251	8,593,482	636,221	8,869,793	381,794	12,814,151	705,339	38,561,629	3,918,868

**	U.S Trustee fees paid in November in the amount of $53,500 has been added to this report.

Reporting Period: December 31, 2007

STATEMENT OF OPERATIONS - CURRENT MONTH

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
	Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues		(373,720,573)	0	(494,112,129)	0	0	0	0	0	0	0
Less: Returns and Allowances		0	0	0	0	0	0	0	0	0	0
Net Revenue		(373,720,573)	0	(494,112,129)	0	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory		0	0	0	0	0	0	0	0	0	0
Add: Purchases		0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor		0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)		0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0	0
Cost of Goods Sold		0	0	0	0	0	0	0	0	0	0
Gross Profit		(373,720,573)	0	(494,112,129)	0	0	0	0	0	0	0
OPERATING EXPENSES
Advertising		0	0	0	0	0	0	0	0	0	0
Auto and Truck Expense		0	0	0	0	0	0	0	0	0	0
Bad Debts		0	0	0	0	0	0	0	0	0	0
Contributions		0	0	0	0	0	0	0	0	0	0
Employee Benefits Programs		173,148	0	2,597	0	0	0	0	0	0	0
Insider Compensation*		0	0	0	0	0	0	0	0	0	0
Insurance		0	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses		0	0	0	0	0	0	0	0	0	0
Office Expense		136,434	0	0	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans		0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance		0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense		3,325,519	0	0	0	0	0	0	0	0	0
Salaries/Commissions/Fees		3,445,757	0	100,504	0	0	0	0	0	0	0
Supplies		0	0	0	0	0	0	0	0	0	0
Taxes - Payroll		0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate		0	0	0	0	0	0	0	0	0	0
Taxes - Other		0	0	0	0	0	0	0	0	0	0
Travel and Entertainment		1,224	0	0	0	0	0	0	0	0	0
Utilities		0	0	0	0	0	0	0	0	0	0
Other (attach schedule)		130,408,264	124,644	6,714	0	0	0	0	0	0	0
Total Operating Expenses Before Depreciation **		137,490,346	124,644	109,815	0	0	0	0	0	0	0
Depreciation/Depletion/Amortization		0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses		(511,210,919)	(124,644)	(494,221,944)	0	0	0	0	0	0	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)		(494,361,592)	0	0	0	0	0	0	0	0	0
Interest Expense		0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)		(36,989,899)	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items		(531,351,491)	0	0	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees **		0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees		0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		(107,890)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment		0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)		0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses		(107,890)	0	0	0	0	0	0	0	0	0
Income Taxes		0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)		(1,042,454,520)	(124,644)	(494,221,944)	0	0	0	0	0	0	0
* “Insider” is defined in 11 U.S.C. Section 101(31).
** Total Operating Expenses Before Depreciation and Professional Fees		137,490,346	124,644	109,815	0	0	0	0	0	0	0
Professional Fees Paid per MOR1b

Total		137,490,346	124,644	109,815	0	0	0	0	0	0	0

	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	(18,461,402)	0	(492,372)	0	(472,966)	0	1,651	0	(887,257,791)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	(18,461,402)	0	(492,372)	0	(472,966)	0	1,651	0	(887,257,791)
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	(18,461,402)	0	(492,372)	0	(472,966)	0	1,651	0	(887,257,791)
OPERATING EXPENSES
Advertising	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	1,976	0	0	0	0	0	0	0	177,721
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	0	0	0	0	0	0	0	0	136,434
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	330,906	0	0	0	0	0	0	0	3,656,425
Salaries/Commissions/Fees	101,262	0	0	0	0	0	0	0	3,647,523
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	0	0	0	0	0	0	0	0	1,224
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	(2,685,267)	20,419,306	0	8,897	58,894,502	(747,306)	16,655	0	206,446,409
Total Operating Expenses Before Depreciation **	(2,251,123)	20,419,306	0	8,897	58,894,502	(747,306)	16,655	0	214,065,736
Depreciation/Depletion/Amortization	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	(16,210,279)	(20,419,306)	(492,372)	(8,897)	(59,367,468)	747,306	(15,004)	0	(1,101,323,527)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	0	(1,063,053,380)	0	0	(1,083,973,955)	0	0	2,641,388,927	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	(5,135,885)	0	0	0	0	0	0	0	(42,125,784)
Net Profit (Loss) Before Reorganization Items	(5,135,885)	(1,063,053,380)	0	0	(1,083,973,955)	0	0	2,641,388,927	(42,125,784)
REORGANIZATION ITEMS
Professional Fees **	0	0	0	0	6,864,789	0	0	0	6,864,789
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	0	0	0	(183,545)	0	0	0	(291,435)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	0	0	0	6,681,244	0	0	0	6,573,354
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(21,346,164)	(1,083,472,686)	(492,372)	(8,897)	(1,150,022,667)	747,306	(15,004)	2,641,388,927	(1,150,022,665)
* “Insider” is defined in 11 U.S.C. Section 101(31).
** Total Operating Expenses Before Depreciation and Professional Fees	(2,251,123)	20,419,306	0	8,897	0	(747,306)	16,655	0	155,171,234
Professional Fees Paid per MOR1b					13,519,490				13,519,490

Total	(2,251,123)	20,419,306	0	8,897	13,519,490	(747,306)	16,655	0	168,690,724

During December 2007, the debtors removed from their balance sheet its loans held for sale and related liabilities. These entries resulted in a $344 million loss and was recorded as a reduction to gross revenue. In addition, the debtors reflected various sales of fixed assets that resulted in a $42 million loss, recorded in the other expense line item on the statement of operations.

Reporting Period: December 31, 2007

STATEMENT OF OPERATIONS - CURRENT MONTH - continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	0	0	0	0	0	0	0	0	0	0
Legal Services	(5,162)	0	0	0	0	0	0	0	0	0
Accounting Services	10,000	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	1,028,063	0	0	0	0	0	0	0	0	0
Intercompany Allocation	0	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses *	129,375,363	124,644	6,714	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	130,408,264	124,644	6,714	0	0	0	0	0	0	0
Other Income
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0
Loss on Sale of Fixed Assets	(36,989,899)	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	(36,989,899)	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	0	0	0	0	0	0	0	0	0
Legal Services	0	0	0	0	0	0	0	0	(5,162)
Accounting Services	0	0	0	0	(1,215,455)	0	0	0	(1,205,455)
Consulting & Contract Services	0	0	0	0	0	0	0	0	1,028,063
Intercompany Allocation	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0
Other Misc Expenses *	(2,685,267)	20,419,306	0	8,897	60,109,957	(747,306)	16,655	0	206,628,963
Minority Interest	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	(2,685,267)	20,419,306	0	8,897	58,894,502	(747,306)	16,655	0	206,446,409
Other Income
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0
Loss on Sale of Fixed Assets	(5,135,885)	0	0	0	0	0	0	0	(42,125,784)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	(5,135,885)	0	0	0	0	0	0	0	(42,125,784)
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

*	Reflects year end adjustments for various asset and liability accounts.

Reporting Period: December 31, 2007

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
REVENUES
Gross Revenues	(700,326,217)	0	(566,473,404)	(45,068,379)	0	0	0	0	0	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0
Net Revenue	(700,326,217)	0	(566,473,404)	(45,068,379)	0	0	0	0	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0	0
Gross Profit	(700,326,217)	0	(566,473,404)	(45,068,379)	0	0	0	0	0	0
OPERATING EXPENSES
Advertising	666,446	0	0	0	0	0	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0
Contributions	461	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	5,658,478	0	100,940	0	0	0	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0
Insurance	5,061,591	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0
Office Expense	9,730,882	0	13,066	0	0	0	0	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	9,367,286	0	51,313	0	0	0	0	0	0	0
Salaries/Commissions/Fees	44,828,583	0	1,427,305	0	0	0	0	0	0	0
Supplies	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	1,456,599	0	13,166	0	0	0	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	151,224,905	126,144	796,485	0	0	0	0	0	25	0
Total Operating Expenses Before Depreciation	227,995,231	126,144	2,402,275	0	0	0	0	0	25	0
Depreciation/Depletion/Amortization	15,811,459	0	11,898	0	0	0	0	0	0	0
Net Profit (Loss) Before Other Income & Expenses	(944,132,907)	(126,144)	(568,887,577)	(45,068,379)	0	0	0	0	(25)	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(612,108,357)	(1,388)	(44,798,919)	0	0	0	0	0	0	0
Interest Expense	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	(36,989,899)	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	(649,098,256)	(1,388)	(44,798,919)	0	0	0	0	0	0	0
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(1,291,989)	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(1,291,989)	0	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(1,591,939,174)	(127,532)	(613,686,496)	(45,068,379)	0	0	0	0	(25)	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non-Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	(18,272,476)	(0)	(173,451,719)	(930)	(472,966)	0	116,592	21,301,339	(1,482,648,160)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0
Net Revenue	(18,272,476)	(0)	(173,451,719)	(930)	(472,966)	0	116,592	21,301,339	(1,482,648,160)
COST OF GOODS SOLD
Beginning Inventory	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0
Less: Ending Inventory		0	0	0	0	0	0	0	0
Cost of Goods Sold	0	0	0	0	0	0	0	0	0
Gross Profit	(18,272,476)	(0)	(173,451,719)	(930)	(472,966)	0	116,592	21,301,339	(1,482,648,160)
OPERATING EXPENSES
Advertising	58,273	0	0	0	0	0	0	0	724,719
Auto and Truck Expense	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	461
Employee Benefits Programs	945,228	0	0	0	0	0	112,486	0	6,817,132
Insider Compensation*	0	0	0	0	0	0	0	0	0
Insurance	(136)	0	0	0	0	0	3,095	0	5,064,550
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0
Office Expense	1,293,253	0	0	0	0	0	30,139	0	11,067,340
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	3,202,005	0	0	0	0	0	19,768	0	12,640,372
Salaries/Commissions/Fees	4,226,486	1,035,582	0	0	729,445	0	614,405	0	52,861,806
Supplies	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0
Travel and Entertainment	27,880	0	0	0	0	0	0	0	1,497,645
Utilities	0	0	0	0	0	0	0	0	0
Other (attach schedule)	(2,427,179)	21,329,343	0	8,897	58,995,480	(747,306)	101,786	0	229,408,580
Total Operating Expenses Before Depreciation	7,325,810	22,364,925	0	8,897	59,724,925	(747,306)	881,679	0	320,082,605
Depreciation/Depletion/Amortization	1,472,731	0	0	0	0	0	4,006	0	17,300,094
Net Profit (Loss) Before Other Income & Expenses	(27,071,017)	(22,364,925)	(173,451,719)	(9,827)	(60,197,891)	747,306	(769,093)	21,301,339	(1,820,030,859)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(14,933)	(1,602,718,833)	0	0	(1,799,600,602)	0	0	4,059,243,032	0
Interest Expense	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	(5,135,885)	0	0	0	0	0	(7,499,706)	0	(49,625,490)
Net Profit (Loss) Before Reorganization Items	(5,150,818)	(1,602,718,833)	0	0	(1,799,600,602)	0	(7,499,706)	4,059,243,032	(49,625,490)
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	68,237,880	0	0	0	68,237,880
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	(2,644)	0	0	(301,241)	0	(138,976)	0	(1,734,850)
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	0	(2,644)	0	0	67,936,639	0	(138,976)	0	66,503,030
Income Taxes	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(32,221,835)	(1,625,081,115)	(173,451,719)	(9,827)	(1,927,735,132)	747,306	(8,129,823)	4,080,544,371	(1,936,159,379)

* “Insider” is defined in 11 U.S.C. Section 101(31).

During December 2007, the debtors removed from their balance sheet its loans held for sale and related liabilities. These entries resulted in a $344 million loss and was recorded as a reduction to gross revenue. In addition, the debtors reflected various sales of fixed assets that resulted in a $42 million loss, recorded in the other expense line item on the statement of operations.

Reporting Period: December 31, 2007

STATEMENT OF OPERATIONS - CUMULATIVE FILING TO DATE - continuation sheet
Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.

BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	4,700	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	147,052	0	224,724	0	0	0	0	0	0	0
Legal Services	3,773,727	0	92,000	0	0	0	0	0	0	0
Accounting Services	874,423	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	11,054,750	1,500	473,897	0	0	0	0	0	0	0
Intercompany Allocation	5,990	0	0	0	0	0	0	0	0	0
Training	1,953	0	0	0	0	0	0	0	0	0
Other Misc Expenses *	135,362,310	124,644	5,864	0	0	0	0	0	25	0
Minority Interest	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	151,224,905	126,144	796,485	0	0	0	0	0	25	0
Other Income
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0
Loss on Sale of Fixed Assets	(36,989,899)	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	(36,989,899)	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated

BREAKDOWN OF “OTHER” CATEGORY
	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	11	0	0	0	0	0	0	0	4,711
Dues & Subscriptions	3,266	0	0	0	0	0	750	0	375,792
Legal Services	35,956	0	0	0	100,978	0	14,873	0	4,017,534
Accounting Services	0	0	0	0	(1,215,455)	0	5,236	0	(335,796)
Consulting & Contract Services	159,863	910,027	0	0	0	0	16,500	0	12,616,537
Intercompany Allocation	0	0	0	0	0	0	0	0	5,990
Training	0	0	0	0	0	0	0	0	1,953
Other Misc Expenses *	(2,626,275)	20,419,316	0	8,897	60,109,957	(747,306)	64,427	0	212,721,859
Minority Interest	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	(2,427,179)	21,329,343	0	8,897	58,995,480	(747,306)	101,786	0	229,408,580
Other Income
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	(7,499,706)	0	(7,499,706)
Loss on Sale of Fixed Assets	(5,135,885)	0	0	0	0	0	0	0	(42,125,784)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	(5,135,885)	0	0	0	0	0	(7,499,706)	0	(49,625,490)
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

*	Reflects year end adjustments for various asset and liability account

Reporting Period: December 31, 2007

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
ASSETS Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
CURRENT ASSETS
Unrestricted Cash and Equivalents	53,553,752	0	67,516	0	0	0	0	0	0	0
Restricted Cash and Cash Equivalents (see continuation sheet)	11,561,700	0	0	0	0	0	0	0	0	0
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0	0
Prepaid Expenses	750,000	0	0	0	0	0	0	0	0	0
Professional Retainers	0	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	107,550,683	0	0	0	0	0	0	0	0	0
TOTAL CURRENT ASSETS	173,416,135	0	67,516	0	0	0	0	0	0	0
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	27,746,803	0	0	0	0	0	0	0	0	0
Lease Improvements	0	0	0	0	0	0	0	0	0	0
Vehicles	0	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	(18,590,358)	0	0	0	0	0	0	0	0	0
TOTAL PROPERTY & EQUIPMENT	9,156,445	0	0	0	0	0	0	0	0	0
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	(1,101,685,931)	538,421	465,328,773	172,088,959	0	0	0	0	999,975	0
TOTAL OTHER ASSETS	(1,101,685,931)	538,421	465,328,773	172,088,959	0	0	0	0	999,975	0

TOTAL ASSETS	(919,113,351)	538,421	465,396,289	172,088,959	0	0	0	0	999,975	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH
Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
ASSETS Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtor)	Eliminations	Consolidated
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,041,816	0	0	0	21,570,376	3,295,939	85,780	0	79,615,179
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0	0	0	0	0	0	0	11,561,700
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0	0	0	750,001
Professional Retainers	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	(7,922,272)	19,999	1	(21,730)	2,645,001	3,248,567	(74,150,013)	(20,000)	31,350,237
TOTAL CURRENT ASSETS	(6,880,456)	19,999	1	(21,730)	24,215,377	6,544,506	(74,064,233)	(20,000)	123,277,117
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	0	0	0	0	0	0	561,588	0	28,308,391
Lease Improvements	0	0	0	0	0	0	36,080	0	36,080
Vehicles	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	0	0	0	0	0	0	(477,264)	0	(19,067,622)
TOTAL PROPERTY & EQUIPMENT	0	0	0	0	0	0	120,404	0	9,276,849
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	(6,136,618)	(1,543,592,981)	1,002,992,149	85,553,551	(658,292,129)	(1,727,561)	(13,553,923)	1,919,202,215	321,714,901
TOTAL OTHER ASSETS	(6,136,618)	(1,543,592,981)	1,002,992,149	85,553,551	(658,292,129)	(1,727,561)	(13,553,923)	1,919,202,215	321,714,901

TOTAL ASSETS	(13,017,074)	(1,543,572,982)	1,002,992,150	85,531,821	(634,076,752)	4,816,945	(87,497,751)	1,919,182,215	454,268,866

BOOK VALUE AT END OF CURRENT REPORTING MONTH

LIABILITIES AND OWNER EQUITY	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0	0
Rent / Leases - Building/Equipment	0	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0	0	0	0	0
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	219,400	0	0	0	0	0	0	0	0	0
Priority Debt	8,854,010	0	24,136	0	0	0	0	0	0	0
Unsecured Debt	305,008,133	41,560	498,237,225	0	0	0	0	0	0	0
TOTAL PRE-PETITION LIABILITIES	314,081,543	41,560	498,261,361	0	0	0	0	0	0	0

TOTAL LIABILITIES	314,081,543	41,560	498,261,361	0	0	0	0	0	0	0
OWNER EQUITY
Capital Stock	0	500,000	10	33,600	0	0	0	0	0	0
Additional Paid-In Capital	44,730,246	250,000	78,487,923	288,178,142	0	0	0	0	1,000,000	0
Partners’ Capital Account	0	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0	0
Retained Earnings - Pre-Petition **	314,014,034	(125,607)	502,333,491	(71,054,404)	0	0	0	0	0	0
Retained Earnings - Postpetition	(1,591,939,174)	(127,532)	(613,686,496)	(45,068,379)	0	0	0	0	(25)	0
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(1,233,194,894)	496,861	(32,865,072)	172,088,959	0	0	0	0	999,975	0

TOTAL LIABILITIES AND OWNERS’ EQUITY	(919,113,351)	538,421	465,396,289	172,088,959	0	0	0	0	999,975	0

LIABILITIES AND OWNER EQUITY	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0
Rent / Leases - Building/Equipment	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	25,694,710	0	0	0	25,694,710
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	25,694,710	0	0	0	25,694,710
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	28,027	5,000	220,241,154	0	150,000	0	0	0	220,643,581
Priority Debt	1,987,829	271,919	0	84,729	100,603	0	0	0	11,323,226
Unsecured Debt	16,370,948	23,262,340	0	40,740	197,736,076	0	136,818	0	1,040,833,840
TOTAL PRE-PETITION LIABILITIES	18,386,804	23,539,259	220,241,154	125,469	197,986,679	0	136,818	0	1,272,800,647

TOTAL LIABILITIES	18,386,804	23,539,259	220,241,154	125,469	223,681,389	0	136,818	0	1,298,495,357
OWNER EQUITY
Capital Stock	4,000	0	0	1,100,000	625,037	25,000	2,242,500	(100)	4,530,047
Additional Paid-In Capital	79,996,000	(60,887,310)	450,151,672	0	1,259,611,522	14,052,134	15,294,881	(19,900)	2,170,845,310
Partners’ Capital Account	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0
Retained Earnings - Pre-Petition **	(79,182,042)	118,856,184	506,051,043	84,316,179	(190,259,568)	(10,007,495)	(97,042,127)	(2,161,342,156)	(1,083,442,468)
Retained Earnings - Postpetition	(32,221,835)	(1,625,081,115)	(173,451,719)	(9,827)	(1,927,735,132)	747,306	(8,129,823)	4,080,544,371	(1,936,159,379)
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(31,403,877)	(1,567,112,241)	782,750,996	85,406,352	(857,758,141)	4,816,945	(87,634,569)	1,919,182,215	(844,226,490)

TOTAL LIABILITIES AND OWNERS’ EQUITY	(13,017,073)	(1,543,572,982)	1,002,992,150	85,531,821	(634,076,752)	4,816,945	(87,497,751)	1,919,182,215	454,268,867

*	“Insider” is defined in 11 U.S.C. Section 101(31).

**	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

During December 2007, the debtors removed from their balance sheet its loans held for sale and related liabilities. These entries resulted in a $344 million loss and was recorded as a reduction to gross revenue. In addition, the debtors reflected various sales of fixed assets that resulted in a $42 million loss, recorded in the other expense line item on the statement of operations.

Reporting Period: December 31, 2007

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
Other Current Assets
	0	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivables	0	0	0	0	0	0	0	0	0	0
Misc. Tax Receivable	1,618,647	0	0	0	0	0	0	0	0	0
REO Reserve	(12,420,544)	0	0	0	0	0	0	0	0	0
Suspense Clearing	0	0	0	0	0	0	0	0	0	0
Escrow Deposit, re: Adequate Protection	39,331,615	0	0	0	0	0	0	0	0	0
Miscellaneous Other Current Assets	79,020,965	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	107,550,683	0	0	0	0	0	0	0	0	0
Other Assets
Loans Held for Sale	1,733,876	0	0	0	0	0	0	0	0	0
Loans Held for Investment	0	0	0	0	0	0	0	0	0	0
Residual Interests	0	0	0	0	0	0	0	0	0
Mortgage Servicing Rights	0	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0	0
Investment in Subs	(34,333,589)	27,840	173,088,928	0	0	0	0	0	0	0
Due to/from affiliates	(392,782,451)	0	0	(30,942,889)	0	0	0	0	0	0
Receivable from Subs (1)	(676,440,112)	510,581	292,239,845	203,031,848	0	0	0	0	999,975	0
Investment in Nextace	136,345	0	0	0	0	0	0	0	0	0
Investment in Carrington	0	0	0	0	0	0	0	0	0	0
Security Deposits	0	0	0	0	0	0	0	0	0	0
Wells Fargo Bank Deferred Compensation	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	(1,101,685,931)	538,421	465,328,773	172,088,959	0	0	0	0	999,975	0

Case No:	07-10421	07-10416	07-10425	07-10422	07-10417	07-11043
Debtor:	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Current Assets
	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivables	0	0	0	0	0	0	0	0	0
Misc. Tax Receivable	72,904	0	0	0	0	0	0	0	1,691,551
REO Reserve	(268,709)	0	0	0	0	0	0	0	(12,689,253)
Suspense Clearing	0	0	0	0	0	0	0	0	0
Escrow Deposit, re: Adequate Protection	0	0	0	0	0	0	0	0	39,331,615
Miscellaneous Other Current Assets	(7,726,467)	19,999	1	(21,730)	2,645,001	3,248,567	(74,150,013)	(20,000)	3,016,324
	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	(7,922,272)	19,999	1	(21,730)	2,645,001	3,248,567	(74,150,013)	(20,000)	31,350,237
Other Assets
Loans Held for Sale	0	0	0	0	0	0	0	0	1,733,876
Loans Held for Investment	0	0	262,040,393	0	0	0	0	(38,167,325)	223,873,068
Residual Interests		0	0	0	0	0	0	0	0
Mortgage Servicing Rights	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0
Investment in Subs	163,482	(1,328,496,030)	0	0	(697,054,387)	0	(19,047,085)	1,905,650,841	0
Due to/from affiliates	0	0	52,058,758	0	320,071,905	(225,621)	0	51,820,298	0
Receivable from Subs (1)	(6,300,100)	(264,638,915)	688,892,998	85,553,551	(327,725,827)	(1,501,940)	5,479,695	(101,599)	0
Investment in Nextace	0	0	0	0	0	0	0	0	136,345
Investment in Carrington	0	49,541,964	0	0	0	0	0	0	49,541,964
Security Deposits	0	0	0	0	0	0	13,467	0	13,467
Wells Fargo Bank Deferred Compensation	0	0	0	0	46,416,180	0	0	0	46,416,180
	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	(6,136,618)	(1,543,592,981)	1,002,992,149	85,553,551	(658,292,129)	(1,727,561)	(13,553,923)	1,919,202,215	321,714,901

BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0	0

	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

(1)	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital Corporation.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	December 31, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding		1,100,974	(1,100,974)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
FICA-Employee		34,019	(34,019)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
FICA-Employer		34,019	(34,019)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
Unemployment		69	(69)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
Income
Other: Adjustments
Total Federal Taxes	0	1,169,080	(1,169,080)
State and Local
Withholding		78,430	(78,430)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
Sales
Excise
Unemployment		479	(479)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
Real Property
Personal Property
Other: Medicare		59,268	(59,268)	Dec 02, 12, 14, 26, 28, 31, 2007	EFT 3rd party-Genesis Tax
Total State and Local	0	138,178	(138,178)
Total Taxes	0	1,307,258	(1,307,258)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	None this reporting period
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	December 31, 2007

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 – 30 days old	N/A
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

During December 2007, the debtors removed from their balance sheet its loans held for sale and related liabilities. These entries resulted in a $344 million loss and was recorded as a reduction to gross revenue. In addition, the debtors reflected various sales of fixed assets that resulted in a $42 million loss, recorded in the other expense line item on the statement of operations.